Exhibit 99.1

ICON Leasing Fund Twelve, LLC

Portfolio Overview

Second Quarter 2014

Table of Contents

Introduction to Portfolio Overview	1

Investments During the Quarter	1

Investments Following the Quarter	2

Dispositions During the Quarter	3

Dispositions Following the Quarter	4

Portfolio Overview	5

Revolving Line of Credit	8

Performance Analysis	8

Transactions with Related Parties	10

Financial Statements	12

Forward Looking Statements	17

Additional Information	17

ICON Leasing Fund Twelve, LLC

As of November 30, 2014

Introduction to Portfolio Overview

We are pleased to present ICON Leasing Fund Twelve, LLC’s (the “Fund”) Portfolio Overview for the quarter ended June 30, 2014. References to “we,” “us,” and “our” are references to the Fund, and references to the “Manager” are references to the manager of the Fund, ICON Capital, LLC.

The Fund raised $347,686,947 commencing with its initial offering on May 7, 2007 through the closing of its offering on April 30, 2009.  We entered our liquidation period on May 1, 2014, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investments During the Quarter

The Fund made the following investments during the quarter ended June 30, 2014:

Pacific Radiance, Ltd.
Investment Date:	6/12/2014	Collateral:	Offshore supply vessel acquired for $40,000,000.
Structure:	Lease
Expiration Date:	6/12/2024
Purchase Price:	$40,000,000
The Fund's Investment:	$9,249,000

SeaChange Products, LLC
Investment Dates:	6/20/2014	Collateral:	Containership vessel valued at $4,200,000*.
	8/20/2014
Structure:	Loan
Maturity Date:	2/15/2018
Facility Amount:	$7,000,000
Fund Participation:	$6,300,000
*As part of our security for the facility, we received an assignment of all earnings related to the vessel CAPT DAVID I LYON, including earnings derived from such vessel’s time charter with the U.S. Navy’s Military Sealift Command, which has a term of up to five years and is valued up to $43,800,000.

ICON Leasing Fund Twelve, LLC

Investments Following the Quarter

The Fund made the following investments after the quarter ended June 30, 2014:

Técnicas Maritimas Avanzados, S.A. de C.V.
Investment Date:	8/27/2014	Collateral:	Two platform supply vessels valued at $61,000,000.
Structure:	Loan
Maturity Date:	8/27/2019
Facility Amount:	$29,000,000
Fund Participation:	$21,750,000

Murray Energy Corporation
Investment Date:	9/18/2014	Collateral:	Mining equipment acquired for $6,790,000.
Structure:	Lease
Expiration Date:	9/30/2017
Purchase Price:	$6,790,000
The Fund's Investment:	$3,790,000

Premier Trailer Leasing, Inc.
Investment Date:	9/24/2014	Collateral:	Trailers valued at $272,373,000.
Structure:	Loan
Maturity Date:	9/24/2020
Facility Amount:	$20,000,000
Fund Participation:	$10,000,000

NARL Marketing, Inc.
Investment Date: Structure: Maturity Date: Facility Amount: Fund Participation:	11/13/2014 Loan 11/13/2017 $15,000,000 $12,000,000	Collateral:	A network of bulk fuel storage terminals, convenience store type gas stations including related fuel pumps, storage tanks and real estate.

ICON Leasing Fund Twelve, LLC

Dispositions During the Quarter

The Fund disposed of the following investments during the quarter ended June 30, 2014:

Leighton Holdings, Ltd.
Structure:	Lease	Collateral:	Three pipelay barges.
Disposition Date:	4/3/2014
The Fund's Investment:	$10,241,000
Total Proceeds Received:	$80,881,000

AET, Inc. Limited
Structure:	Lease	Collateral:	Two Aframax tanker vessels.
Disposition Dates:	4/14/2014
5/21/2014
The Fund's Investment:	$1,282,574
Total Proceeds Received:	$3,616,000**
**On April 14, 2014 and May 21, 2014, the Eagle Otome and the Eagle Subaru were sold for $7,395,355 and $7,426,925 respectively, resulting in a gain on sale.  As originally contemplated, all proceeds from the sale of the two vessels were used to repay indebtedness incurred in connection with the Fund’s investment in ICON AET Holdings, LLC, which also includes two Very Large Crude Carriers currently on charter with AET Inc. Limited.

Palmali Holding Company Limited
Structure:	Loan	Collateral:	Two Aframax tanker vessels.
Disposition Date:	4/15/2014
The Fund's Investment:	$9,600,000
Total Proceeds Received:	$15,308,000

NTS Communications, Inc.
Structure:	Loan	Collateral:	Telecommunications equipment.
Disposition Date:	6/6/2014
The Fund's Investment:	$2,700,000
Total Proceeds Received:	$3,234,000

ICON Leasing Fund Twelve, LLC

Dispositions Following the Quarter

The Fund disposed of the following investments after the quarter ended June 30, 2014:

SAExploration, Inc.
Structure:	Loan	Collateral:	Seismic imaging equipment.
Disposition Date:	7/2/2014
The Fund's Investment:	$4,050,000
Total Proceeds Received:	$5,439,000

SeaChange Projects, LLC
Structure:	Loan	Collateral:	Containership vessel.
Disposition Date:	9/24/2014
The Fund's Investment:	$6,300,000
Total Proceeds Received:	$6,570,000

Swiber Holdings Limited
Structure:	Lease	Collateral:	A saturation diving system.
Disposition Date:	11/14/2014
The Fund's Investment:	$8,050,000
Total Proceeds Received:	$15,014,000

ICON Leasing Fund Twelve, LLC

Portfolio Overview

As of June 30, 2014, our portfolio consisted of the following investments:

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Maturity Date:	10/6/2014

Frontier Oilfield Services, Inc.
Structure:	Loan	Collateral:	Saltwater disposal wells and related equipment.
Maturity Date:	2/1/2018

AET, Inc. Limited
Structure: Expiration Dates:	Lease 3/29/2021	Collateral:	Two Very Large Crude Carriers.

Vroon Group B.V.
Structure: Expiration Date:	Lease 3/15/2015	Collateral:	Two handy-size container vessels.

Swiber Holdings Limited
Structure: Expiration Dates:	Lease 6/30/2014 3/23/2017	Collateral:	A saturation diving system and a 300-man accommodation and work barge.

SAExploration, Inc.
Structure:	Loan	Collateral:	Seismic imaging equipment.
Maturity Date:	11/28/2016

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

Lubricating Specialties Company
Structure: Maturity Date:	Loan 8/1/2018	Collateral:	Liquid storage tanks, blending lines and packaging equipment.

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	9/30/2015

Cenveo Corporation
Structure: Maturity Date:	Loan 10/1/2018	Collateral:	Printing, folding and packaging equipment used in the production of commercial envelopes.

Magnum Coal Company
Structure:	Lease	Collateral:	A Bucyrus Erie model 1570 Dragline.
Expiration Date:	8/1/2015

Blackhawk Mining, LLC
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	2/28/2018

SIVA Global Ships Limited
Structure: Expiration Dates:	Lease 3/28/2022 4/8/2022	Collateral:	Two liquefied petroleum gas tanker vessels.

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

D&T Holdings, LLC
Structure: Expiration Date:	Lease 12/31/2018	Collateral:	Trucks, trailers and other equipment.

Jurong Aromatics Corporation Pte. Ltd.
Structure: Maturity Date:	Loan 1/16/2021	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.

Superior Tube Company Inc.
Structure: Maturity Date:	Loan 10/1/2017	Collateral:	Equipment and related inventory used in oil field services business.

Pacific Radiance, Ltd.
Structure:	Lease	Collateral:	Offshore supply vessel.
Expiration Date:	6/12/2024

SeaChange Projects, LLC
Structure:	Loan	Collateral:	Containership vessel.
Maturity Date:	2/15/2018

ICON Leasing Fund Twelve, LLC

Revolving Line of Credit

The Fund entered into an agreement with California Bank & Trust (“CB&T”) for a revolving line of credit through March 31, 2015 of up to $10,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien.  Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, by the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The interest rate for general advances under the Facility is CB&T’s prime rate. The Fund may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, the Fund is obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At June 30, 2014, we had $10,000,000 outstanding under the Facility. As the Fund has commenced its liquidation period, it is no longer able to draw down on the Facility. Subsequent to June 30, 2014, we repaid the $10,000,000.

Performance Analysis

Capital Invested as of June 30, 2014	$439,482,361
Leverage Ratio	0.45:1*
% of Receivables Collected in the Quarter Ended June 30, 2014	100%**
*    Leverage ratio is defined as total liabilities divided by total equity.
**  Collections as of  November 30, 2014.

One of our objectives is to provide cash distributions to our members.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO.  CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to members and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period, if any.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

ICON Leasing Fund Twelve, LLC

Performance Analysis (continued)

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to members, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Members

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement
+ distributions to members during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment

- net proceeds from the sale of Interests during the period

= CABO

Performance Analysis (continued)

Cash Available From Business Operations
for the Period January 1, 2014 through June 30, 2014

Cash balance at January 1, 2014	$13,985,307
Cash balance at June 30, 2014	$62,684,200

Net change in cash		$48,698,893

Add Back:
Distributions paid to members from January 1, 2014 through June 30, 2014		$12,755,179

Investments made during the period
Purchase of equipment	$58,894,722
Investment in joint ventures	25,756
Investment in notes receivable	3,955,500
Investment by noncontrolling interests	(16,356,266)
		$46,519,712

Deduct:
Debt proceeds used specifically for investments and activity related to the Facility		$17,500,000

Cash Available from Business Operations (CABO)		$90,473,784	1

1	Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

ICON Leasing Fund Twelve, LLC

Transactions with Related Parties
We entered into certain agreements with our Manager and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Manager and our dealer-manager for our offering, whereby we pay or paid certain fees and reimbursements to those parties.  Our Manager was entitled to receive an organizational and offering expense allowance of 3.5% of capital raised up to $50,000,000, 2.5% of capital raised between $50,000,001 and $100,000,000, 1.5% of capital raised between $100,000,001 and $200,000,000, 1.0% of capital raised between $200,000,001, and $250,000,000 and 0.5% of capital raised over $250,000,000.  ICON Securities was entitled to receive a 2% underwriting fee from the gross proceeds from sales of shares to additional members.

In accordance with the terms of our limited liability company agreement, we pay or paid our Manager (i) management fees ranging from 1% to 7% based on the type of transaction, and (ii) acquisition fees, through the end of the operating period, of 3% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Manager, please see the Fund’s prospectus.  In connection with the investments made for the period January 1, 2014 through November 30, 2014, we paid our Manager aggregate acquisition fees in the amount of approximately $3,885,000.

Transactions with Related Parties (continued)

Our Manager performs certain services relating to the management of our equipment leasing and other financing activities.  Such services include, but are not limited to, the collection of lease payments from the lessees of the equipment or loan payments from borrowers, re-leasing services in connection with equipment which is off-lease, inspections of the equipment, liaising with and general supervision of lessees and borrowers to ensure that the equipment is being properly operated and maintained, monitoring performance by the lessees and borrowers of their obligations under the leases and loans, and the payment of operating expenses. Administrative expense reimbursements are costs incurred by our Manager or its affiliates that are necessary to our operations.

Our Manager also has a 1% interest in our profits, losses, distributions and liquidation proceeds.  We paid distributions to our Manager of $63,778 and $127,552 for the three and six months ended June 30, 2014, respectively. We paid distributions to our Manager of $63,779 and $134,609 for the three and six months ended June 30, 2013, respectively. Additionally, our Manager’s interest in the net income attributable to us was $564,418 and $586,058 for the three and six months ended June 30, 2014, respectively. Our Manager’s interest in our net income (loss) attributable to us was $7,550 and $(2,813) for the three and six months ended June 30, 2013, respectively.

Fees and other expenses incurred by us to our Manager or its affiliates were as follows:

			Three Months Ended		Six Months Ended
			June 30,		June 30,
Entity	Capacity	Description	2014	2013	2014	2013
ICON Capital, LLC	Manager	Acquisition fees (1)	$2,272,500	$813,977	$3,884,570	$894,977
ICON Capital, LLC	Manager	Management fees (2)	599,561	988,500	1,138,751	1,870,725
ICON Capital, LLC	Manager	Administrative expense reimbursements (2)	668,467	480,208	1,129,099	908,612
			$3,540,528	$2,282,685	$6,152,420	$3,674,314
(1) Amount capitalized and amortized to operations.
(2) Amount charged directly to operations.

At June 30, 2014 and December 31, 2013, we had a net payable due to our Manager and its affiliates of $228,488 and $374,363, respectively, primarily related to administrative expense reimbursements.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Balance Sheets

	June 30,	December 31,
	2014	2013
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$62,684,200	$13,985,307
Current portion of net investment in notes receivable	4,623,292	13,145,322
Current portion of net investment in finance leases	8,502,738	11,876,248
Other current assets	1,783,599	881,730
Total current assets	77,593,829	39,888,607
Non-current assets:
Net investment in notes receivable, less current portion	22,491,241	33,223,894
Net investment in finance leases, less current portion	72,425,290	90,036,227
Leased equipment at cost (less accumulated depreciation of
$21,434,573 and $38,848,729, respectively)	74,099,236	55,206,565
Vessels (less accumulated depreciation of $66,401)	19,124,375	-
Investment in joint ventures	24,410,644	24,831,928
Other non-current assets	1,768,269	1,039,287
Total non-current assets	214,319,055	204,337,901
Total assets	$291,912,884	$244,226,508
Liabilities and Equity
Current liabilities:
Current portion of non-recourse long-term debt	$7,420,028	$44,606,812
Revolving line of credit, recourse	10,000,000	-
Derivative financial instruments	-	809,705
Deferred revenue	1,074,784	655,206
Due to Manager and affiliates, net	228,488	374,363
Accrued expenses and other current liabilities	922,110	771,510
Current portion of seller's credits	2,000,000	4,817,000
Total current liabilities	21,645,410	52,034,596
Non-current liabilities:
Non-recourse long-term debt, less current portion	56,179,309	10,764,171
Seller's credits, less current portion	12,078,407	42,734,436
Other non-current liabilities	550,000	-
Total non-current liabilities	68,807,716	53,498,607
Total liabilities	90,453,126	105,533,203
Commitments and contingencies
Equity:
Members’ equity:
Additional members	174,328,321	128,936,157
Manager	(1,350,413)	(1,808,919)
Accumulated other comprehensive loss	(7)	(629,587)
Total members’ equity	172,977,901	126,497,651
Noncontrolling interests	28,481,857	12,195,654
Total equity	201,459,758	138,693,305
Total liabilities and equity	$291,912,884	$244,226,508

ICON Leasing Fund Twelve, LLC
A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Comprehensive Income (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Revenue and other income:
Finance income	$58,463,355	$4,638,049	$61,938,747	$8,906,895
Rental income	2,609,028	9,619,488	6,640,999	19,731,360
Time charter revenue	1,460,867	-	1,460,867	-
Income from investment in joint ventures	1,204,994	1,158,083	1,844,350	1,803,112
(Loss) gain on lease termination	(18,800)	2,887,375	(18,800)	2,887,375
Loss on sale of assets, net	-	(2,690,288)	-	(2,690,288)
Total revenue and other income	63,719,444	15,612,707	71,866,163	30,638,454
Expenses:
Management fees	599,561	988,500	1,138,751	1,870,725
Administrative expense reimbursements	668,467	480,208	1,129,099	908,612
General and administrative	487,545	994,182	1,574,065	1,791,602
Interest	1,558,245	2,398,784	2,983,221	5,010,573
Depreciation	1,227,615	9,598,966	3,114,154	19,090,548
Impairment loss	-	-	-	1,770,529
Vessel operating	1,369,672	-	1,369,672	-
Loss on derivative financial instruments	365,467	88,758	329,190	18,543
Total expenses	6,276,572	14,549,398	11,638,152	30,461,132
Net income	57,442,872	1,063,309	60,228,011	177,322
Less: net income attributable to noncontrolling interests	1,001,041	308,334	1,622,162	458,602
Net income (loss) attributable to Fund Twelve	56,441,831	754,975	58,605,849	(281,280)

Other comprehensive income:
Change in fair value of derivative financial instruments	-	635,988	282,919	1,254,718
Reclassification adjustment for losses on derivative
financial instruments due to early termination	346,668	-	346,668	-
Currency translation adjustment during the period	-	22,566	(7)	(23,182)
Total other comprehensive income	346,668	658,554	629,580	1,231,536
Comprehensive income	57,789,540	1,721,863	60,857,591	1,408,858
Less: comprehensive income attributable to noncontrolling interests	1,001,041	325,505	1,622,162	497,437
Comprehensive income attributable to Fund Twelve	$56,788,499	$1,396,358	$59,235,429	$911,421

Net income (loss) attributable to Fund Twelve allocable to:
Additional members	$55,877,413	$747,425	$58,019,791	$(278,467)
Manager	564,418	7,550	586,058	(2,813)
	$56,441,831	$754,975	$58,605,849	$(281,280)
Weighted average number of additional shares of limited liability
company interests outstanding	348,335	348,346	348,335	348,387
Net income (loss) attributable to Fund Twelve per weighted average
additional share of limited liability company interests outstanding	$160.41	$2.15	$166.56	$(0.80)

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statement of Changes in Equity

	Members' Equity
	Additional Shares of Limited Liability Company Interests	Additional Members	Manager	Accumulated Other Comprehensive Loss	Total Members' Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2013	348,335	$128,936,157	$(1,808,919)	$(629,587)	$126,497,651	$12,195,654	$138,693,305
Net income	-	2,142,378	21,640	-	2,164,018	621,121	2,785,139
Change in fair value of derivative
financial instruments	-	-	-	282,919	282,919	-	282,919
Currency translation adjustments	-	-	-	(7)	(7)	-	(7)
Distributions	-	(6,313,612)	(63,774)	-	(6,377,386)	(860,563)	(7,237,949)
Investment by noncontrolling interests	-	-	-	-	-	13,977,892	13,977,892
Balance, March 31, 2014 (unaudited)	348,335	124,764,923	(1,851,053)	(346,675)	122,567,195	25,934,104	148,501,299
Net income	-	55,877,413	564,418	-	56,441,831	1,001,041	57,442,872
Reclassification adjustment for losses on derivative
financial instruments due to early termination	-	-	-	346,668	346,668	-	346,668
Distributions	-	(6,314,015)	(63,778)	-	(6,377,793)	(1,717,255)	(8,095,048)
Investment by noncontrolling interests	-	-	-	-	-	3,263,967	3,263,967
Balance, June 30, 2014 (unaudited)	348,335	$174,328,321	$(1,350,413)	$(7)	$172,977,901	$28,481,857	$201,459,758

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Cash Flows (unaudited)

	Six Months Ended June 30,
	2014	2013
Cash flows from operating activities:
Net income	$60,228,011	$177,322
Adjustments to reconcile net income to net cash provided by operating activities:
Finance income	(59,567,812)	(6,838,573)
Rental income paid directly to lenders by lessees	(1,088,550)	(14,405,263)
Income from investment in joint ventures	(1,844,350)	(1,803,112)
Depreciation	3,114,154	19,090,548
Interest expense on non-recourse financing paid directly to lenders by lessees	63,647	1,181,314
Interest expense from amortization of debt financing costs	509,962	384,009
Net accretion of seller's credits	610,270	1,162,682
Impairment loss	-	1,770,529
Net loss on sale of assets	-	2,690,288
Net loss (gain) on lease termination	18,800	(2,887,375)
Loss on derivative financial instruments	520,932	18,543
Changes in operating assets and liabilities:
Collection of finance leases	10,563,900	14,444,326
Other assets	(1,225,986)	1,027,068
Accrued expenses and other current liabilities	410,264	(720,259)
Deferred revenue	(333,729)	(353,910)
Interest rate swaps	(698,318)	-
Due to Manager and affiliates, net	(145,875)	(267,468)
Distributions from joint ventures	70,199	288,782
Net cash provided by operating activities	11,205,519	14,959,451
Cash flows from investing activities:
Purchase of equipment	(58,894,722)	-
Proceeds from exercise of purchase options	106,964,516	-
Proceeds from sale of leased assets	-	1,938,915
Investment in joint ventures	(25,756)	(6,456,049)
Distributions received from joint ventures in excess of profits	2,221,191	380,365
Investment in notes receivable, net	(3,955,500)	(6,823,515)
Principal received on notes receivable	22,317,284	1,618,487
Net cash provided by (used in) investing activities	68,627,013	(9,341,797)
Cash flows from financing activities:
Proceeds from non-recourse long-term debt	7,500,000	-
Repayment of non-recourse long-term debt	(49,046,901)	(12,383,014)
Proceeds from revolving line of credit, recourse	10,000,000	3,000,000
Payment of debt financing costs	(400,000)	-
Repayment of sellers' credit	(210,000)	-
Investment by noncontrolling interests	16,356,266	-
Repurchase of shares of limited liability company interests	-	(31,816)
Distributions to noncontrolling interests	(2,577,818)	(1,698,163)
Distributions to members	(12,755,179)	(13,461,322)
Net cash used in financing activities	(31,133,632)	(24,574,315)
Effects of exchange rates on cash and cash equivalents	(7)	(73)
Net increase (decrease) in cash and cash equivalents	48,698,893	(18,956,734)
Cash and cash equivalents, beginning of period	13,985,307	30,980,776
Cash and cash equivalents, end of period	$62,684,200	$12,024,042

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Cash Flows (unaudited) (continued)

	Six Months Ended June 30,
	2014	2013
Supplemental disclosure of cash flow information:
Cash paid for interest	$1,601,006	$3,108,319
Supplemental disclosure of non-cash investing and financing activities:
Principal and interest on non-recourse long-term debt paid directly to lenders by lessees	$1,088,550	$25,420,765
Reclassification of net assets from leased equipment at cost to net investment in
finance lease	$-	$9,376,510
Principal on non-recourse long-term debt paid directly to lenders by buyers of equipment	$-	$4,481,600
Funds withheld from seller on asset acquisition	$500,000	$-
Vessels purchased with non-recourse long-term debt paid directly to seller	$50,800,000	$-
Vessels purchased with subordinated non-recourse financing provided by seller	$7,786,104	$-
Satisfaction of seller's credits netted at sale	$40,863,178	$-
Reclassification of leased equipment to Vessels	$19,190,776	$-
Debt financing costs netted at funding	$520,800	$-
Investment by noncontrollng interests	$885,593	$-
Interest reserve net against principal repayment of note receivable	$206,250	$-

ICON Leasing Fund Twelve, LLC

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the sections entitled Dispositions During the Quarter and Dispositions Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.